UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 19, 2007

AVALON PHARMACEUTICALS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32629	52-2209310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20358 Seneca Meadows Parkway, Germantown, Maryland		20876
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-556-9900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On January 19, 2007, Avalon Pharmaceuticals, Inc. ("Avalon" or the "Company") entered into a Purchase Agreement (the "Purchase Agreement") with seventeen accredited investors (the "Investors") for the sale of common stock in a private placement for a total purchase price of $10,020,000, all of which was purchased on January 23, 2007 by the Investors. Pursuant to the Purchase Agreement, the Investors purchased a total of 3,000,000 shares of common stock at a purchase price of $3.34 per share. The Company paid total placement agent fees of $450,000 to four placement agents for the Company. A copy of the press releases describing the private placement are attached hereto as Exhibits 99.1 and 99.2, and incorporated herein by reference.

The shares of common stock were issued in a private placement, were not registered under the Securities Act of 1933, as amended (the "Securities Act") and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act. Pursuant to a registration rights agreement (the "Registration Rights Agreement," and together with the Purchase Agreement, the "Transaction Documents") between Avalon and the Investors, also entered into on January 19, 2007, Avalon agreed to register the shares of common stock for resale under the Securities Act. The Registration Rights Agreement also provides indemnification and contribution remedies to the Investors in connection with the resale of the shares pursuant to such registration statement.

In addition, the Transaction Documents provide that in the event Avalon has not filed with the Securities and Exchange Commission ("SEC") a registration statement with respect to the resale of the shares before February 3, 2007 (the "Filing Deadline"), Investors shall be entitled to a liquidated damages payment in the amount of 1.5% of the total purchase price for the shares issued in the private placement for each 30-day period (pro rated for any lesser period) after the Filing Deadline during which such registration statement remains un-filed with the SEC, up to a maximum liquidated damages payment under this provision of 4.5% of the total purchase price. Further, the Transaction Documents provide that in the event such registration statement is not declared effective by the SEC within 120 days after the filing of such registration statement with the SEC (the "Effectiveness Deadline"), Investors shall be entitled to a liquidated damages payment in the amount of 1.5% of the total purchase price for each 30-day period (pro rated for any lesser period) after the Effectiveness Deadline during which such registration statement has not been declared effective by the SEC, up to a maximum liquidated damages payment under this provision of 9.0% of the total purchase price.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.

The 3,000,000 shares of Avalon common stock issued to the Investors in the private placement were issued in reliance on Section 4(2) under the Securities Act and Regulation D promulgated thereunder in a transaction not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. ..... Description
99.1 ................. Press Release dated January 22, 2007.
99.2 ................. Press Release dated January 23, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON PHARMACEUTICALS, INC.

January 24, 2007	By:	/s/ Thomas G. David, Esq.

Name: Thomas G. David, Esq.
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 22, 2007.
99.2	Press Release dated January 23, 2007.